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                                                                   EXHIBIT 10.16


                      AMENDMENT TO RIGHTS AGREEMENT BETWEEN
      ENDOVASCULAR TECHNOLOGIES, INC. AND CHASEMELLON SHAREHOLDER SERVICES



               THIS AMENDMENT TO RIGHTS AGREEMENT (this "Amendment") is made as of the 5th day of October, 1997 by and between EndoVascular Technologies, Inc., a Delaware corporation (the "Corporation"), and ChaseMellon Shareholder Services, as rights agent (the "Rights Agent").

               WHEREAS, the Corporation is entering into an Agreement and Plan of Merger (as the same may be amended from time to time, the "Merger Agreement") among Guidant Corporation ("Guidant"), Ski Acquisition Corporation and the Corporation, providing for transactions (collectively, the "Merger") pursuant to which, among other things, the Corporation will become a wholly-owned subsidiary of Guidant and the former stockholders of the Corporation will receive shares of Guidant Common Stock.

               WHEREAS, in connection with the Merger Agreement, certain officers, directors and stockholders of the Corporation are entering into Support Agreements (the "Support Agreements") with Guidant and are delivering Affiliate Letters to Guidant (the "Affiliate Letters").

               WHEREAS, the Corporation and the Rights Agent are parties to a Rights Agreement dated as of February 5, 1997 (the "Rights Agreement").

               WHEREAS, the parties desire to amend the Rights Agreement in connection with the execution and delivery of the Merger Agreement.

               NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein set forth, the parties hereby agree as follows:



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               1. The definition of "Acquiring Person" set forth in Section 1 of the Rights Agreement is hereby amended by adding the following sentence to the end of that definition:

                      Notwithstanding the foregoing, no person shall be an
               Acquiring Person solely by reason of the execution and delivery of the Agreement and Plan of Merger (as the same may be amended from time to time, the "Merger Agreement") among Guidant Corporation ("Guidant"), Ski Acquisition Corporation and the Corporation, the Support Agreements between Guidant and certain officers, directors and stockholders of the Corporation or the receipt of Affiliate Letters by certain officers, directors and stockholders of the Corporation.

               2. The definition of "Final Expiration Date" set forth in Section 1 of the Rights Agreement shall be amended to read in its entirety as follows:

                      "Final Expiration" shall mean the earlier of (1) the
               Effective Time, as that term is defined in the Merger Agreement, or (2) March 3, 2007.

               3. The definition of "Shares Acquisition Date" included in
Section 1 of the Rights Agreement shall be amended by adding the following sentence to the end of such definition:

                      Notwithstanding anything else set forth in this Agreement, a Shares Acquisition Date shall not be deemed to have occurred solely by reason of the public announcement or public disclosure of the Merger Agreement and the transactions contemplated thereby.

               4. Section 3(a) of the Rights Agreement shall be amended by adding the following sentence to the end thereof:

                      Notwithstanding anything else set forth in this Agreement, no distribution date shall be deemed to have occurred solely by reason of the execution and delivery of the Merger Agreement and the transactions contemplated thereby.

               5. The Rights Agreement, as amended by this Amendment, shall remain in full force and effect in accordance with its terms.


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               6. This Amendment may be executed in one or more counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties herein have caused this Amendment to be duly executed and attested, all as of the date and years first above written.

Attest:                                          ENDOVASCULAR TECHNOLOGIES, INC.



By:  /s/ CRAIG E. WALKER                      By:  /s/ W. JAMES FITZSIMMONS
   ---------------------------------             -------------------------------


Attest:                                          CHASEMELLON SHAREHOLDER
                                                 SERVICES



By:  /s/ DUANE K. KNUTSON                     By:  /s/
   ---------------------------------             -------------------------------
   Duane Knutson                                 Joseph W. Thatcher
   Assistant Vice President                      Assistant Vice President


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